STOCK SALE AGREEMENT

         AGREEMENT made March ___, 1996, between ENRIQUE A. TOMEU (the "Seller"), and EVANS ENVIRONMENTAL CORPORATION, a Colorado corporation (the "Buyer").

         The parties have reached an understanding with respect to the sale and purchase of all the outstanding corporate shares of AMERICAN REMEDIAL TECHNOLOGIES, INC., a Florida corporation (the "Company").

         It is therefore agreed:

         1.   SALE OF CORPORATE SHARES.

              a. At Closing, the Seller shall sell to the Buyer, for a cash purchase price of $6,000,000.00 plus other consideration set forth hereafter, 1,000,000 shares, or all of the issued and outstanding Common Stock of the Company (the "Shares"), and the Buyer shall purchase the Shares from the Seller on the terms set forth herein.

              b. The following shall be satisfied at or prior to Closing. If the cash purchase price is used to satisfy such items, the proceeds to Seller shall be decreased accordingly:

                   (i) At Closing, notes of Company presently outstanding to Adela M. Tomeu in the face amount of $510,000.00 shall, if outstanding, be paid and satisfied.

                   (ii) At Closing, notes of Company presently outstanding to Carlos Vergara in the face amount of $100,000.00 shall, if outstanding, be paid and satisfied.

                   (iii) At Closing, notes of Company outstanding to Sirrom Capital Corporation in the face amount of $2,000,000.00 shall, if outstanding, be paid and satisfied.

                   (iv) At Closing warrants of Company outstanding to Sirrom Capital Corporation and Adela M. Tomeu shall, if outstanding, be paid and cancelled.

              c.   At Closing, Buyer shall also deliver to Seller:

                   (i) 3,000,000 shares of its Common Stock, par value $.012, which stock shall be lettered stock as further described in Section 11.

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                   (ii)            1,000,000 shares of Buyer's Series "B"
Convertible Preferred Stock, par value $.01, which stock shall be lettered stock with the preferences and limitations described in Paragraph 11.

          2. CLOSING. The Closing of the sale shall take place at Seller's attorneys' offices at 11:00 am., on April 30, 1996. At the Closing, Seller shall deliver to the Buyer, free and clear of all encumbrances, certificates for the Shares which he is required to sell in negotiable form, with all requisite transfer stamps attached. Upon such delivery, the Buyer shall deliver to Seller a bank cashier's check payable to the order of Seller for the cash purchase price or shall deliver the same by bank-to-bank wire transfer, shall pay the creditors described in Paragraph 1 by bank-to-bank wire transfer and shall deliver its Common and Series "B" Convertible Preferred Stock.

         3. SELLER'S REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants as follows: (in the event that parties other than Enrique A. Tomeu deliver stock hereunder, such parties shall not enter into these representations and warranties, but shall otherwise agree to the terms and conditions of this Agreement):

              a. ORGANIZATION AND STANDING OF COMPANY. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. Copies of the Company's Certificate of Incorporation, and all amendments thereof to date, certified by the Secretary of State of Florida and of the Company's By-Laws as amended to date have been delivered to the Buyer and are complete and correct as of the date of this agreement. The Company is duly licensed or qualified and in good standing as a foreign corporation in California which, is the only state where the character of the properties owned by the Company, or the nature of the business transacted by it, make such license or qualification necessary.

              b.   SUBSIDIARIES. The Company has no subsidiaries.

              c. CAPITALIZATION. The aggregate number of shares which the Company is authorized to issue is 10,000,000 common shares, of which 1,000,000 Shares are issued and presently outstanding. All such issued Shares have been validly issued and are fully paid and nonassessable. The Company has no outstanding subscriptions, contracts, options, warrants, or other obligations to issue, sell, or otherwise dispose of, or to purchase, redeem or otherwise acquire any of its Shares, except warrants outstanding to Adela M. Tomeu and Sirrom Capital Corporation, which warrants are to be purchased by Seller at or prior to Closing for cancellation.

              d. SHARE OWNERSHIP. Seller represents and warrants that he is the owner
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of the Shares and that, upon Closing, $1,000,000.00 will be paid by Seller to
Seller's creditor, Sam Klein, who, as of the date of this agreement, holds a security interest in the Shares. Seller represents that the Shares will then be free and clear of any encumbrances. Seller has full right and authority to transfer the Shares to Buyer, and there are no other shares of the Company owned or claimed by any other person or entity.

              e. FINANCIAL STATEMENTS. The Seller has delivered, or will deliver within 10 days, to the Buyer copies of the following financial statements, all of which are true and complete and have been prepared in accordance with generally accepted accounting principles consistently followed throughout the period indicated: (1) unaudited complete financial statements including balance sheets of the Company for the 7 months ended January 31, 1996 (the "Financial Statements"), which present a true and complete statement, as of its date, of the Company's condition, financial and otherwise; and (2) audited statements by Lopez Levi & Associates, P.A., of the Company's results of operations and cash flows from inception, August 23, 1994, to and including June 30, 1995, which accurately present the results of the Company's operations for the period indicated. Both audited and unaudited statements shall be to Section S-X standards. Company has filed all tax returns when due and has paid all taxes due according to such returns, copies of which are attached as Composite Exhibit "C".

              f. ABSENCE OF UNDISCLOSED LIABILITIES. Except to the extent reflected or reserved against in the Company's Balance Sheet, as of January 31, 1996, the Company had no material liabilities of any nature, whether accrued, absolute, contingent, or otherwise, including, without limitation, tax liabilities due or to become due, and whether incurred in respect of or measured by the Company's income for any period prior to January 31, 1996, or arising out of transactions entered into, or any state of facts existing, prior thereto. Seller represents and warrants that, as of January 31, 1996, there are no material liabilities of any nature or in any amount not fully reflected or reserved against in the Balance Sheet.

              g. ABSENCE OF CERTAIN CHANGES. Since January 31, 1996, there has not been (1) any material change in the Company's financial condition, assets, liabilities, or business, other than changes in the ordinary course of business, none of which has been materially adverse and an additional working capital loan from Adela M. Tomeu of $150,000.00 on February 7, 1996; (2) any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting the Company's properties or business; (3) any declaration, or setting aside, or payment of any dividend or other distribution in respect of the Company's Shares, or any direct or indirect redemption, purchase, or other acquisition of any of such Shares, (4) any increase in the compensation payable or to become payable by the Company to any of its officers, employees, or agents, or any bonus payment or arrangement made to or with any of them; or (5) any strike, work
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stoppage, or any event or condition of any character, materially and adversely affecting the Company's business or prospects.

              h. TITLE TO PROPERTIES. The Company has good and marketable title to a limited amount of personal properties and assets, including those reflected in the Balance Sheet (except as since sold or otherwise disposed of in the ordinary course of business), subject to no security interests, mortgage, pledge, lien, encumbrance, or charge, except those shown on the Balance Sheet (with respect to which no default exists), and except for minor imperfections of title and encumbrances, if any, which are not substantial in amount, do not materially detract from the marketability or the value of the properties subject thereto, or materially impair the Company's operations, or have arisen only in the ordinary course of business.

              i. CONDITION OF BUILDINGS AND EQUIPMENT. All Company buildings, equipment, and leased property are in good operating condition and repair, and to the best of Seller's knowledge are in conformity with all applicable ordinances and regulations, and building, zoning, and other laws.

              j. ACCOUNTS RECEIVABLE. To Seller's knowledge, the accounts receivable as reflected in the Balance Sheet, subject to normal reserves for bad debts, are collectible in the ordinary course.

              k. DIRECTORS AND OFFICERS; COMPENSATION; BANKS. Attached hereto as Exhibit "B" are true and complete lists, as of the date of this agreement, showing: (1) the names of all the Company's directors and officers, including employment contracts, if any; (2) the names of all persons whose compensation from the Company for the year 1995 equaled or exceeded $75,000.00 on an annual basis, together with a statement of the full amount paid or payable to each such person for services rendered or to be rendered in 1996, and the basis therefor; and (3) the name of each bank in which the Company has an account, or safe deposit box, and the names of all persons authorized to draw thereon, or to have access thereto.

              l.   LITIGATION.   There is no litigation or proceeding pending,
or to the Seller's knowledge threatened, against or relating to the Company, its properties, or business, nor does the Seller know or have reasonable grounds to know of any basis for any such action, or of any governmental investigation relative to the Company, its properties, or business.

              m. LEASES, CONTRACTS, AND LICENSES. Seller represents and warrants that the transfer of the Shares in accordance with the terms of this agreement will not constitute a
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

prohibited assignment or transfer of any of its licenses, leases, or contracts, and that all of the foregoing will remain in full force and effect without acceleration as a result of this transaction.

              n. DISCLOSURE. No representation or warranty by the Seller in this agreement, nor any statement or certificate furnished or to be furnished to the Buyer pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

              o. OPERATIONS. Company has obtained all permits, licenses and other authorizations which are required in connection with the conduct of the business under all applicable laws, rules or regulations relating to the processing, distribution, use, treatment, storage, disposal, transport or handling of polluted soils, contaminants, or wastes. Company is, to the best of Seller's knowledge, in compliance in the conduct of the business with all terms and conditions of such permits, licenses and authorizations, and is also in compliance with other limitations and restrictions of such applicable laws, rules or regulations and of O.S.H.A. Company has operated as a Subchapter S Tax-Option Corporation, but shall, prior to Closing, elect Subchapter C Corporation status.

              p. SURVIVAL. All representations and warranties of Seller shall survive the Closing for one (1) year.

         4.   BUYER'S REPRESENTATIONS AND WARRANTIES.

              a.   ORGANIZATION AND STANDING OF COMPANY.   Buyer is a duly
organized and validly existing corporation in good standing under the laws of the State of Colorado, and has the power and lawful authority to own its properties and to transact the business in which it is currently engaged. Buyer is the sole owner of all of the issued and authorized stock of the subsidiary corporations listed on Exhibit "D" all of which are qualified to do business in the jurisdictions in which they do business.

              b. AUTHORITY. Buyer has full power to enter into this Agreement and to carry out itsligations hereunder. The execution and delivery of this agreement and the exhibits hereto and the consummation of the transactions contemplated hereby will, by Closing, be duly and validly authorized by its Board of Directors. No other acts or proceedings on the part of Buyer will be necessary to authorize this Agreement or the transactions contemplated hereby, and this Agreement and the exhibits hereto constitute valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to creditors' rights or by the application of equitable principles when equitable remedies are sought.

              c. COMPLIANCE. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by Buyer with any of the provisions thereof, will, except with respect to Buyer's secured lender:

                   (i)             iolate or conflict with or result in a
breach of any provisions of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of the Articles of Incorporation or By-Laws of Buyer or any note, bond, mortgage, indenture, deed of trust, license, agreement or other instrument or obligation to which it or any subsidiary is a party or by which they or any of their properties or assets may be bound or affected; or

                   (ii) violate any order, writ, injunction or decree or any statute, rule or regulation applicable to Buyer or any of its properties or assets.

              d. PERMITS. No permits, approvals, consents, satisfaction of waiting periods, or waivers thereof of agencies of any jurisdiction or governmental body or of any other person whatsoever (except with respect to Buyer's secured lender,) related exclusively to Buyer are necessary to allow Buyer to consummate the transactions contemplated in this Agreement in compliance with and not in breach of all applicable laws, rules, regulations, orders or governmental or other agency directives, or the provisions of any contract binding upon Buyer.

              e. SEC REPORTS. The Buyer has filed all required forms, reports and documents with the SEC since January, 1995 (collectively, the "SEC Reports"), each of which has complied in all material respects with all applicable requirements of the securities Act and the Exchange Act. None of the SEC Reports, including, without limitation, any financial statements or schedules included therein, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Buyer included in its Annual Reports on Form 10-KSB for each of the two fiscal years ended March 31, 1994, and March 31, 1995, and its Quarterly Reports on Form 10-QSB for its fiscal quarters ended June 30, 1995, September 30, 1995, and December 31, 1995, fairly present, in conformity with generally- accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the financial position of the Buyer as of the dates thereof, and its results of operation and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

              f. SEC COMPLIANCE. Any proxy or similar material distributed to the Buyer's stockholders in connection with this transaction, including any amendments or supplements thereto (the "Proxy Statement"), will comply in all material respects with applicable federal securities laws, except that no representation is made by the Buyer with respect to information supplied by Seller in writing for inclusion in the Proxy Statement. As soon as practicable after the date hereof, the Buyer shall promptly and properly prepare and file any other filings required under the Exchange Act, the Securities Act or any other federal or state securities laws relating to the offer, the sale and the transactions contemplated herein ("Other Filings"). None of the information supplied by the Buyer in writing for inclusion in the Proxy Statement or any other filings and any amendments thereto to be filed with the SEC in connection with the transactions contemplated by this Agreement will, at the respective time that the Proxy Statement and other filings or any amendments or supplements thereto are filed with the SEC, at the time that an amendment thereto is mailed to the Buyer's stockholders, at the time of the Stockholders' Meeting or at the Effective Time, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

              g. STOCK AUTHORIZATION. Buyer's Common Stock and Series "B" Convertible Preferred Stock ("the Convertible Stock") delivered to Seller at Closing have been validly authorized and issued pursuant to Colorado and federal law and the same are enforceable in accordance with their terms and the preferences and limitations set forth in Paragraph 11.

              h. CONVERTIBLE STOCK. The Seller shall be issued 1,000,000 of the Buyer's Series "B" Convertible Preferred Stock, which stock shall provide the following preferences and limitations:

                   (i) Each share of the Convertible Stock shall convert into ten (10) shares of the Common Stock of Buyer within four (4) years after Closing or shall expire and be canceled.

                   (ii) The Convertible Stock shall convert upon the Company and its subsidiaries earning EBIT (Earnings Before Debt Interest and Income and Franchise Taxes), after Closing as follows. Each year after Closing, upon the Company earning $1,000,000.00 of EBIT, 150,000 shares of the Convertible Stock shall convert into 1,500,000 shares of Buyer's Common Stock. Any such EBIT in excess of $1,000,000 in a year after Closing shall render additional Convertible Stock convertible into Common Stock at a rate of one (1) share of Convertible Stock into ten (10) shares of Common Stock for each $10.00 in EBIT in excess of $1,000,000.00 up to a total conversion of an additional 100,000 shares of Convertible Stock for an additional 1,000,000 shares of Buyer's Common Stock in any one year.

                   (iii) In the event EBIT of the Company reaches $3,000,000.00 during any one year, an additional 250,000 shares of Convertible Stock held by Seller, or the remaining Convertible Stock held by Seller, whichever is less, shall convert to up to an additional 2,500,000 shares of Buyer's Common Stock.


                   (iv) EBIT shall be determined by reference to the Company and its subsidiaries, and any EBIT which is not utilized during any given year for conversion of Convertible Stock may be carried forward to the next year or years.

                   (v) Until all of the Series "B" Convertible Preferred Stock is converted or expires, the holders of such stock shall elect the majority, presently six (6) of the eleven (11) Directors of Buyer.

                   (vi) No dividend shall be payable on the Common Stock of the Company as long as the Series "B" Convertible Preferred Stock is outstanding.

              i. SURVIVAL. All representations and warranties of Buyer shall survive Closing by one (1) year.

         5. ACCESS AND INFORMATION. The Seller shall cause the Company to give to the Buyer and the Buyer shall give to the Seller and to their counsel, accountants, engineers, and other representatives full access, during normal business hours, to all of the Company's and the Buyer's properties, books, contracts, commitments, and records, and each shall furnish the other with all such information concerning the Company's and the Buyer's affairs as the Buyer or the Seller may reasonably request.

         6. CONDUCT OF BUSINESS PENDING CLOSING. The Seller covenants that, pending the Closing:

              a. The Company's business will be conducted only in the ordinary course.

              b. No change will be made in the Company's Articles of Incorporation or Bylaws, except as may be first approved in writing by the Buyer.

              c. No change will be made in the Company's authorized or issued capital stock or Warrants (without Buyer's written consent).

              d. No dividend or other distribution or payment will be declared or made in respect of the Company's capital stock or Warrants.

              e. No increase will be made in the compensation payable or to become payable by the Company to any officer, employee, or agent, nor will any bonus payment or arrangement or other benefits be paid by the Company to or with any officer, employee, or agent.

              f. Without Buyer's prior written consent, Company will not enter into any contract or commitment extending beyond December 31, 1996, or which will involve payment by the Company of more than $50,000.00.

              g. No change will be made affecting the personnel, compensation payments, or banking or safe deposit arrangements referred to in Paragraph 3, without the Buyer's prior written approval.

              h. Except as otherwise requested by the Buyer, the Seller will cause the Company to use its best efforts (without making any commitment on the Buyer's behalf) to preserve the Company's business organization intact; to keep available to the Company the services of its present officers and employees; and to preserve for the Company the goodwill of its suppliers, customers, and others having business relations with the Company.

              i. Except in the ordinary course of business, no contract right of the Company will be waived without Buyer's consent.

              j. No uninsured material physical damage for loss will occur to the assets or business of the Company.

              k. No obligations except current liabilities under contracts entered into in the ordinary course of business will be incurred, without Buyer's written approval.

         7. COMPANY PERSONNEL. At the Closing, the Seller shall enter into an Employment Agreement with Buyer to appoint Seller as a Director of Buyer and each of its subsidiaries and as its Chief Executive Officer and for Seller to hold such position for each subsidiary of Buyer.
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


         8. CONDUCT OF BUSINESS AFTER CLOSING. After Closing, Buyer represents and warrants that it shall cause the Company not to, directly or indirectly, pay consideration of any kind to Buyer or for Buyer's account until all personal guarantees of Company debt or agreements (except the real property lease of the Company's principal facility in Lynwood, California) by Seller or corporations affiliated with Company which have guaranteed Company debt, have been released. This paragraph may be waived in writing by Seller or his legal representative.

         9.   CONDITIONS PRECEDENT.

             a. All obligations of the Buyer under this agreement are, at its option, subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

                   (i) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The Seller's representations and warranties contained in this agreement shall be true at the time of Closing as though such representations and warranties were made at Closing.

                   (ii) PERFORMANCE. The Seller shall have performed and complied with all agreements and conditions required by this agreement to be performed or complied with by him prior to or at the Closing.

                   (iii) MATERIAL CHANGES. Company has conducted the business only in the ordinary course, has filed all income and sales tax returns, if any, which are due, together with proof of required payments, and there has not been any material adverse change in the financial condition, assets, liabilities, business affairs, or prospects or properties of Seller.

                   (iv) COMPLIANCE WITH LAW. Company shall not be conducting or carrying on its business or affairs in violation of any federal, state, or local law, statute, ordinance, rule, regulation or court or administrative order or process, including, without limiting the foregoing, all O.S.H.A. requirements.

                   (v) APPROVAL OF SALE. No permits, approvals, consents, or waivers of agencies of any jurisdiction or governmental body are necessary to allow Seller to consummate the transactions contemplated in this Agreement, and Seller is in compliance with and not in breach of all applicable laws, rules, and regulations or the provisions of any contract or obligation binding upon Seller.

                   (vi) ERISA MATTERS. There are no employee benefit plans or labor agreements or other similar arrangements to which Company is a party or by which it is bound, such as (a) any profit-sharing, deferred compensation, bonus, pension, severance, welfare or incentive plan, agreement or arrangement, (b) any plan, agreement or arrangement providing for "fringe benefits" or prerequisite to employees or agents, (c) any employment agreement, oral or written, or (d) any other "employee benefit plan" (within the meaning of Section 3(3) of the Employment retirement Income Security Act of 1974, as amended ("ERISA").

                   (vii) OPINION OF COMPANY'S COUNSEL. The Seller shall have delivered to the Buyer an opinion of the Company's counsel dated the Closing date, that the Company's corporate existence, good standing (together with certification thereof by the Secretary of State of the State of Florida), and authorized and issued stock are as stated in this Agreement, that the Company has good and marketable title to its personal property and assets, and that, except as may be specified by such counsel, they do not know or have any reasonable grounds to know of any litigation, proceeding, or governmental investigation pending or threatened against, or relating to, the Company, its properties, or business.

                   (viii)          BUYER'S CONDITIONS. Buyer shall have:

                                   (a)   Buyer shall have:

                                         (i)       settled its outstanding
dispute with the United States Internal Revenue Service respecting delinquent payroll tax deposits from the year ended March 31, 1995 with terms agreeable to Seller;

                                         (ii)      obtained third party
financing necessary to consummate this Agreement;

                                         (iii)     completed its due diligence
and review of Company's assets and business; and

                                         (iv)      obtained approval of its
secured lender to consummate this agreement.

              b. All obligations of the Seller under this agreement are at his option, subject to the fulfillment, prior to or at Closing, of each of the following conditions:

                   (i) REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. The Buyer's representations and warranties contained in this agreement shall be true at the time of Closing as though such representations and warranties were made at Closing.
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

                   (ii) PERFORMANCE. The Buyer shall have performed and complied with all agreements and conditions required by this agreement to be performed or complied with by it prior to or at the Closing.

                   (iii) OPINION OF BUYER'S COUNSEL. The Buyer shall have delivered to the Seller an opinion of its counsel dated the Closing date, that its corporate existence is in good standing, that they do not know or have any reasonable grounds to know of any litigation, proceeding, or governmental investigation pending or threatened against, or relating to it, its properties, or business and that the Common Stock and Series "B" Convertible Preferred Stock have been properly authorized and issued to Seller in compliance with applicable Colorado and federal law and that the same are enforceable in accordance with their terms and the preferences and limitation set forth in Paragraph 11.

                   (iv) SATISFACTION OF CERTAIN OBLIGATIONS. The cash purchase price shall have been paid, the Company's creditors, Sirrom Capital Corporation, Adela M. Tomeu and Carlos Vergara, shall have been satisfied, and each and every personal guarantee or undertaking of Seller and corporations affiliated with the Company, on behalf of the Company, except that certain real property Lease as tenant of the Company's facilities in Lynwood, California, (which Buyer and Company warrant they will use their best efforts to release and discharge Seller from as soon as practicable) shall have been released and discharged.

                   (v) SECURED LENDER. Seller shall have agreed upon (or waived) terms acceptable to him with Buyer's secured lender.

         10. BROKERAGE/CONSULTING. The Seller and Buyer represent and warrant that all negotiations relative to this agreement have been carried on by them without the intervention of any person, except Charles Anthony Ramos (and Stanton Leigh Group, his agent) who is Seller's representative and who Seller alone shall be responsible to compensate at Closing. The Seller and Buyer shall indemnify and hold each other harmless against and in respect of any other claim for brokerage or other commissions relative to this agreement, or to the transactions contemplated hereby, and also in respect of all expenses of any character incurred by the Seller in connection with this agreement or such transactions.

         11. PURCHASE FOR INVESTMENT. The Buyer represents that its purchase of Company's stock hereunder is being made for investment and with no present intention of resale. The Seller represents that his purchases of common and preferred stock hereunder are being made for investment, and with no present intention of resale. All stock certificates representing the shares of Buyer's stock acquired under this agreement shall be endorsed with the following restrictive legend:

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


                  The Shares represented by this certificate have not been registered under the Securities Act of 1933, and said Shares may not be offered or sold and no transfer will then be made by the Company or its transferee except in compliance with the Securities Act of 1933 and the rules and regulations promulgated thereunder.

         12. NATURE AND SURVIVAL OF REPRESENTATIONS, INDEMNIFICATION. All statements contained in any certificate or other instrument delivered pursuant hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties hereunder. Buyer and Seller each agree to indemnify and save the other harmless, including reasonable attorneys' fees and court costs actually incurred, for damages resulting from a breach of representations and warranties hereunder.

         13. BENEFIT. This agreement shall be binding upon, and inure to the benefit of, the successors, assigns and respective legal representatives of the Seller, and the successors and assigns of the Buyer.

         14. CONSTRUCTION. This agreement is being delivered and is intended to be performed in the State of Florida and shall be construed and enforced in accordance with the laws of that state.


         15. VENUE. Buyer acknowledges that it is a Colorado corporation with its principal office in Dade County, Florida, that it has and will continue to develop a substantial and continuing relationship with Seller at his principal offices in Palm Beach County, Florida, where the Company's Florida office and its financial operations are conducted and supervised. Accordingly, any litigation arising out of or related to this Agreement or any breach hereof shall be instituted in a court of competent jurisdiction in Palm Beach County or Dade County, Florida.

         16. NOTICES. All notices, requests, demands, and other communications hereunder shall be in writing, and shall be deemed to have been duly given if delivered or mailed, first class postage prepaid, to Seller, at Suite 300, 1000 Southern Boulevard, West Palm Beach, Florida 33405, or at such other address as he may have furnished to the Buyer in writing, or, if to the Buyer, at Fourth Floor, 99 S.E. Fifth Street, Miami, FL 33131.

         17. SEVERABILITY. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable
                                       13
law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon any party so confirming..

         IN WITNESS WHEREOF the parties have duly executed this agreement.

SELLER:                                    BUYER:

                                           EVANS ENVIRONMENTAL
                                           CORPORATION

/S/ ENRIQUE A. TOMEU                       By /s/ SCOTT SALPETER
- - -----------------------------                 ---------------------------
Enrique A.  Tomeu                             Scott Salpeter

Date: March 12, 1996                        Date: March 14, 1996

                                           ATTEST:

CONSENT:                                   /s/ KELLY EVANS
                                           ------------------------------
                                           Kelly Evans, Secretary
AMERICAN REMEDIAL
TECHNOLOGIES, INC.

By /s/ ENRIQUE A. TOMEU
  ------------------------
   Enrique A.  Tomeu, President

Date: March 12, 1996

ATTEST:

/s/ GLORIA ALONSO
- - -------------------------------
Gloria Alonso, Secretary

                     FIRST AMENDMENT TO STOCK SALE AGREEMENT

         THIS FIRST AMENDMENT dated the 30th day of April, 1996, amends the Stock Sale Agreement (the "Agreement") by and between ENRIQUE A. TOMEU and EVANS ENVIRONMENTAL CORPORATION, a Colorado corporation, dated March 12, 1996.

1. The first sentence of Paragraph 2 o the Agreement is hereby amended to read in its entirety as follows:

                           "The Closing of the sale shall take place at Seller's attorneys' offices at 11:00 a.m., on or before

                           June 15, 1996."

2.       Paragraph 4 (v) is hereby amended to read in its entirety as follows:

                           "Until all of the Series "B" Convertible Preferred Stock Is converted or expires, the holders of such stock shall elect six of the members of the Board of Directors of Buyer."

3. In all other respects the Stock Sale Agreement is hereby ratified, affirmed, and approved and remains in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered the First Amendment to the Stock Sale Agreement.

                                BUYER:

                                EVANS ENVIRONMENTAL
                                CORPORATION

                                By:  /S/ CHARLES C. EVANS
                                  ------------------------
                                Its: CHAIRMAN OF THE BOARD

                                SELLER:

                                /S/ ENRIQUE A TOMEU
                                -------------------
                                ENRIQUE A. TOMEU

                    SECOND AMENDMENT TO STOCK SALE AGREEMENT

         THIS SECOND AMENDMENT dated the 12th day of June, 1996, amends the Stock Sale Agreement (the "Agreement") by and between ENRIQUE A. TOMEU and EVANS ENVIRONMENTAL CORPORATION, a Colorado corporation, dated March 12, 1996, as first amended on April 30,1 996.

1. The first sentence of Paragraph 2 of the Agreement is hereby amended to read in its entirety as follows:

                           The Closing of the sale shall take place at Seller's attorneys' offices at 11:00 a.m., on or before June 30, 1996."

2. In all other respects the Stock Sale Agreement is hereby ratified, affirmed, and approved and remains in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment to the Stock Sale Agreement.

                       BUYER:

                       EVANS ENVIRONMENTAL
                       CORPORATION

                       By:  /S/ CHARLES C. EVANS
                          ---------------------------
                       Its:     CHAIRMAN OF THE BOARD

                       SELLER:

                        /S/ ENRIQUE A TOMEU
                       --------------------
                       ENRIQUE A. TOMEU

                     THIRD AMENDMENT TO STOCK SALE AGREEMENT

         This THIRD AMENDMENT dated the 1st day of July 1996, amends the Stock Sale Agreement (the "Agreement") by and between ENRIQUE A. TOMEU and EVANS ENVIRONMENTAL CORPORATION, a Colorado corporation, dated March 14, 1996, as previously amended on April 30,1 996 and June 12, 1996.

1. The first sentence of Paragraph 2 of the Agreement is hereby amended to read in its entirety as follows:

                                    "The Closing of the sale shall take place at Seller's attorneys' offices at 11:00 a.m., on or before July 15,1996."

2. In all other respects the Stock Sale Agreement is hereby ratified, affirmed, and approved and remains in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment to the Stock Sale Agreement.

                      BUYER:

                      EVANS ENVIRONMENTAL
                      CORPORATION

                      By:  /S/ CHARLES C. EVANS
                          -----------------------
                      Its: CHAIRMAN OF THE BOARD

                      SELLER:

                       /S/ ENRIQUE A TOMEU
                      --------------------
                      ENRIQUE A. TOMEU